[PRICEWATERHOUSECOOPERS LOGO]                         Exhibit 23

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      254 Munoz Rivera Avenue
                                                      BBV Tower, 9th Floor
                                                      Hato Rey PR 00918
                                                      Telephone (787) 754-9090
                                                      Facsimile (787) 766-1094



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-21087, 33-21088, 33-36101, 33-40177, 33-51235,
33-53463, 33-64273, 33-64665, 333-23293, 333-23295, 333-91769, 333-30526,
333-31762, 333-40282, 333-52264, 333-53246, 333-56696, 333-72206, 333-65796 and
333-101519) of Merck & Co., Inc. of our report dated May 2, 2003 relating to the financial statements and supplemental schedule of Merck Puerto Rico Employee Savings and Security Plan, which appears in this Form 11-K.


/s/ PRICEWATERHOUSECOOPERS LLP


May 2, 2003












                                       11